As filed with the Securities and Exchange Commission on November 22, 1996


                    SECURITIES AND EXCHANGE COMMISSION

                           Washington, DC  20549

                           _____________________

                                 FORM 8-K

                              CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of

                    The Securities Exchange Act of 1934

            Date of Report (Date of earliest event reported):
                               November 21, 1996

                Exact name of Registrant as specified
Commission      in its charter, address of principal           State of      I.R.S. Employer
File No.        executive offices, telephone number          Incorporation   Identification No.

1-8349          FLORIDA PROGRESS CORPORATION                   Florida         59-2147112
                One Progress Plaza
                St. Petersburg, Florida 33701
                Telephone (813) 824-6400

1-3274          FLORIDA POWER CORPORATION                      Florida         59-0247770
                3201 34th Street South
                St. Petersburg, Florida 33711
                Telephone (813) 866-5151



The address of neither registrant has changed since the last report.

This combined Form 8-K represents separate filings by Florida Progress Corporation and Florida Power Corporation. Florida Power makes no representations as to the information relating to Florida Progress' diversified operations.

Item 5.   Other Events


     In light of ongoing securities offerings by Florida Progress Corporation ("Florida Progress") and its subsidiaries, including Florida Power Corporation ("Florida Power") and Progress Capital Holdings, Inc., the following information is being presented pending distribution of the combined Florida Progress and Florida Power Annual Report on Form 10-K for the year ended December 31, 1996:

         Florida Progress issued a news release dated November 21, 1996 announcing approval of the spin-off of Echelon International Corporation, its lending, leasing and real estate company, to shareholders. A copy of the news release is being filed herewith as Exhibit 99.(a). Florida Progress also issued an investor news release dated November 22, 1996 updating Florida Power's Crystal River Nuclear Plant outage. A copy of the news release is being filed herewith as Exhibit 99.(b).


Item 7.  Financial Statements and Exhibits

     (c)  Exhibits:

Exhibit Number (by
reference to Item 601
of Regulation S-K)     Description of Exhibit

99.(a) Florida Progress Corporation News Release dated November 21, 1996 announcing the approval of the spin-off of Echelon International to shareholders.

99.(b) Florida Progress Corporation News Release dated November 22, 1996 updating Florida Power's Crystal River Nuclear Plant outage.

                                SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    FLORIDA PROGRESS CORPORATION

                                    FLORIDA POWER CORPORATION


                                         /s/ James V. Smallwood
                                   By:____________________________
                                          James V. Smallwood
                                      Vice President and Treasurer




Date:  November 21, 1996

                               EXHIBIT INDEX



Exhibit No.    Description of Exhibit

99.(a) Florida Progress Corporation News Release dated November 21, 1996 announcing the approval of the spin-off of Echelon International to shareholders.

99.(b) Florida Progress Corporation News Release dated November 22, 1996 updating Florida Power's Crystal River Nuclear Plant outage.